UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 2, 2009

Hyundai Auto Receivables Trust 2009-A
(Issuing Entity)

Hyundai ABS Funding Corporation
(Depositor)

Hyundai Capital America
(Sponsor)

(Exact name of Issuing Entity, Depositor/Registrant and Sponsor as specified in their respective charters)

Delaware	333-144832 333-144832-03	33-0978453
(State or Other Jurisdiction of Incorporation)	(Commission File Number for Registrant and Issuing Entity, respectively)	(Registrant’s IRS Employer Identification No.)

3161 MICHELSON DRIVE, SUITE 1900 IRVINE, CALIFORNIA	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 594-1579

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 2, 2009, Hyundai ABS Funding Corporation (“HAFC”) and Banc of America Securities LLC, on behalf of itself and as the representative of the several underwriters (the “Underwriters”) entered into the Underwriting Agreement, dated as of September 2, 2009, pursuant to which certain notes in the following classes:  Class A-1, Class A-2, Class A-3 and Class A-4 (collectively, the “Notes”) with an aggregate principal balance of $1,317,600,000.00, were sold to the Underwriters.  The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-144832).

The Registrant is also filing the following documents, each of which is expected to be dated as of September 11, 2009 (the “Closing Date”):

1. Form of Receivables Purchase Agreement, between HAFC and Hyundai Capital America (“HCA”), pursuant to which HCA will transfer to HAFC certain retail installment sales contracts relating to certain new and used automobiles, light-duty trucks and minivans (the “Receivables”) and related property.

2. Form of Second Amended and Restated Trust Agreement, by and among HAFC, Wilmington Trust Company and HCA which will amend and restate the Amended and Restated Trust Agreement, dated as of August 10, 2009, which amended and restated the Trust Agreement, dated as of June 8, 2009, pursuant to which HART 2009-A, a Delaware statutory trust (the “Trust”), was created.

3. Form of Sale and Servicing Agreement, by and among the Trust, HAFC, as depositor, HCA, as seller and servicer and Citibank, N.A (the “Indenture Trustee”), pursuant to which the Receivables and related property will be transferred to the Trust.

4. Form of Indenture, by and between the Trust and the Indenture Trustee, pursuant to which the Notes will be issued.

5. Form of Owner Trust Administration Agreement, by and among the Trust, HCA, as administrator and the Indenture Trustee, relating to the provision by HCA of certain services relating to the Notes.

Attached as Exhibit 1.1 is the Underwriting Agreement, as Exhibit 4.1 is the Form of Amended and Restated Trust Agreement, as Exhibit 4.2 is the Form of Indenture, as Exhibit 10.1 is the Form of Receivables Purchase Agreement, as Exhibit 10.2 is the Form of Sale and Servicing Agreement, and as Exhibit 10.3 is the Form of Owner Trust Administration Agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated September 2, 2009, among HAFC, HCA and Banc of America Securities LLC, on behalf of itself and as a representative of the several Underwriters.

Exhibit 4.1	Form of Second Amended and Restated Trust Agreement, to be dated as of the Closing Date, by and between HAFC, as depositor, the Owner Trustee and HCA, as administrator.

Exhibit 4.2	Form of Indenture, to be dated as of the Closing Date, by and between the Trust, as issuer, and the Indenture Trustee.

Exhibit 10.1	Form of Receivables Purchase Agreement, to be dated as of the Closing Date, by and between HCA, as seller and HAFC, as depositor.

Exhibit 10.2	Form of Sale and Servicing Agreement, to be dated as of the Closing Date, by and among the Trust, as issuer, HAFC, as depositor, HCA, as seller and servicer and the Indenture Trustee.

Exhibit 10.3	Form of Owner Trust Administration Agreement, to be dated as of the Closing Date, by and among the Trust, as issuer, HCA, as administrator and the Indenture Trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYUNDAI ABS FUNDING CORPORATION

By: /s/ Min Sok Randy Park________
Name:  Min Sok Randy Park
Title:    Vice President and Secretary

Date: September 4, 2009

EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated September 2, 2009, among HAFC, HCA and Banc of America Securities LLC, on behalf of itself and as a representative of the several Underwriters.

Exhibit 4.1	Form of Second Amended and Restated Trust Agreement, to be dated as of the Closing Date, by and between HAFC, as depositor, the Owner Trustee and HCA, as administrator.

Exhibit 4.2	Form of Indenture, to be dated as of the Closing Date, by and between the Trust, as issuer, and the Indenture Trustee.

Exhibit 10.1	Form of Receivables Purchase Agreement, to be dated as of the Closing Date, by and between HCA, as seller and HAFC, as depositor.

Exhibit 10.2	Form of Sale and Servicing Agreement, to be dated as of the Closing Date, by and among the Trust, as issuer, HAFC, as depositor, HCA, as seller and servicer and the Indenture Trustee.

Exhibit 10.3	Form of Owner Trust Administration Agreement, to be dated as of the Closing Date, by and among the Trust, as issuer, HCA, as administrator and the Indenture Trustee.